UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 18, 2016

KILROY REALTY CORPORATION
KILROY REALTY, L.P.
(Exact name of registrant as specified in its charter)

Maryland (Kilroy Realty Corporation) Delaware (Kilroy Realty, L.P.)	001-12675 (Kilroy Realty Corporation) 000-54005 (Kilroy Realty, L.P.)	95-4598246 (Kilroy Realty Corporation) 95-4612685 (Kilroy Realty, L.P.)
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12200 W. Olympic Boulevard, Suite 200 Los Angeles, California		90064
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:
(310) 481-8400

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01    OTHER EVENTS
United States Federal Income Tax Considerations

The information included on this Current Report on Form 8-K under this heading “United States Federal Income Tax Considerations” and the information on Exhibit 99.1 hereto supersedes and replaces, in their entirety: (i) the discussion under the heading “United States Federal Income Tax Considerations” in the prospectus dated October 2, 2013, which is a part of Kilroy Realty Corporation’s (the “Company’s”) and Kilroy Realty, L.P.’s (the “operating partnership’s”) Registration Statement on Form S-3 (File Nos. 333-191524 and 333-191524-01) filed with the Securities and Exchange Commission (the “SEC”) on October 2, 2013, (ii) the discussion set forth in Exhibit 99.1 to the Company’s and the Operating Partnership’s Current Report on Form 8-K filed with the SEC on February 11, 2015, which was filed with respect to Item 8.01 of Form 8-K, and (iii) the discussion set forth in Exhibit 99.1 to the Company’s and the Operating Partnership’s Current Report on Form 8-K filed with the SEC on October 30, 2015, which was filed with respect to Item 8.01 of Form 8-K.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

99.1*	United States Federal Income Tax Considerations
*	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kilroy Realty Corporation
Date: February 18, 2016

By:	/s/ Heidi R. Roth
Heidi R. Roth Executive Vice President, Chief Accounting Officer and Controller

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kilroy Realty, L.P.
Date: February 18, 2016

By:	Kilroy Realty Corporation,
Its general partner

By:	/s/ Heidi R. Roth
Heidi R. Roth Executive Vice President, Chief Accounting Officer and Controller

EXHIBIT INDEX

99.1*	United States Federal Income Tax Considerations
*	Filed herewith

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